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                                                                    EXHIBIT 10.7

                                PROMISSORY NOTE
                                ---------------

$ 164,934                                                      December 27, 1997
                                                           San Mateo, California

          FOR VALUE RECEIVED, the undersigned Actuate Japan Co., Ltd. ("Maker") promises to pay to the order of Actuate Software Corporation ("Actuate"), located at 999 Baker Way, Suite 270, San Mateo, California 94404, the principal sum of One Hundred Sixty Four Thousand Nine Hundred Thirty Four Dollars ($164,934) upon the terms and conditions specified below.

          1.   Principal.  The entire principal balance of this Promissory Note
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("Note"), including any accrued but unpaid interest, shall become due and payable in the amounts and on the dates set forth in Exhibit A hereto.
                                                     ---------

          2.   Interest.  Interest shall accrue under this Note at a rate of
               --------
10.0% per annum.

          3.   Application of Payment.  Payment shall be made in lawful tender
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of the United States. Prepayment of principal and accrued interest may be made at any time without penalty.

          4.   Events of Acceleration.  The entire unpaid principal sum of this
               ----------------------
Note including any accrued but unpaid interest shall become immediately due and payable upon the failure of Maker to make any payment when due as set forth in Exhibit A hereto, the insolvency of the Maker, the commission of any act of
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bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of any petition in bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of the Maker, or the attachment of or execution against any property or assets of the Maker.

          5.   Collection.  If action is instituted to collect this Note, the
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Maker promises to pay all costs and expenses (including reasonable attorney fees) incurred in connection with such action.

          6.   Waiver.  No previous waiver and no failure or delay by Actuate in
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acting with respect to the terms of this Note shall constitute a waiver of any breach, default, or failure of condition under this Note or the obligations secured thereby. A waiver of any term of this Note or of any of the obligations secured thereby must be made in writing and shall be limited to the express terms of such waiver.

          The Maker waives presentment; demand; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of protest and nonpayment; notice of costs, expenses or losses and interest thereon; notice of interest on interest; and diligence in taking any action to collect any sums owing under this Note.

          7.   Governing Law.  This Note shall be construed in accordance with
               -------------
the laws of the State of California.

                              MAKER

                              By: ___________________________________

                              Title:  _______________________________

                              Address:  _____________________________

                                        _____________________________
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                                   EXHIBIT A

                             Schedule of Payments
                             --------------------

All payments are to be made on or before the dates set forth below

Date           Amount of payment
----           -----------------

4/30/98        $25,000 plus accrued interest

5/31/98        $25,000 plus accrued interest

6/30/98        $25,000 plus accrued interest

7/31/98        $25,000 plus accrued interest

8/31/98        $30,000 plus accrued interest

9/30/98        $34,934 plus accrued interest